                                                                   EXHIBIT 10.43

                                THIRD AMENDMENT

                                      to

                          REVOLVING CREDIT AGREEMENT

                                     among
                                  MBIA INC.,

                         THE LENDERS SIGNATORY HERETO,

                                      and

                                CREDIT SUISSE,
                               New York Branch,
                                   as Agent

                           Dated as of May 23, 1996

                              THIRD AMENDMENT TO
                          REVOLVING CREDIT AGREEMENT

          THIS AMENDMENT, dated as of May 23, 1996, between MBIA INC., a Connecticut corporation ("MBIA"), CREDIT SUISSE, a banking corporation organized under the laws of Switzerland, acting through its New York Branch ("Credit Suisse"), and GREENWICH FUNDING CORPORATION, a Delaware corporation ( "GFC"), as Lenders, and Credit Suisse, as Agent for the Lenders (in such capacity, the "Agent");

          WHEREAS, MBIA and Credit Suisse are parties to the Revolving Credit Agreement, dated as of February 15, 1991, as amended by the First Amendment thereto dated as of September 20, 1992 and the Second Amendment thereto dated as of September 30, 1994 (as so amended, the "Credit Agreement");
                                           ----------------

          WHEREAS, MBIA and Credit Suisse have agreed to certain modifications to the Credit Agreement; MBIA has requested that GFC join, and GFC has agreed to join, the Credit Agreement as a Lender of Term Loans thereunder, and Credit Suisse and GFC, in their capacities as Lenders, desire that Credit Suisse act, and Credit Suisse has agreed to act, as Agent for the Lenders under the Credit Agreement; and

          WHEREAS, the parties accordingly desire, upon the terms and subject to the conditions hereinafter set forth, to further amend the Credit Agreement in certain respects;

          NOW, THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                                   ARTICLE I

                       MODIFICATIONS TO CREDIT AGREEMENT
                       ---------------------------------

SECTION 1.1. Defined Terms.
-----------  -------------

          (a) Except as otherwise specified herein, terms used in this Amendment and defined in Exhibit A of the Credit Agreement, as modified by this Amendment, shall have the meanings provided in such Exhibit A, as so modified.

          (b) The preamble to the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          THIS AGREEMENT, originally dated as of February 15, 1991, among MBIA INC., a Connecticut corporation

("IMBIA"), GREENWICH FUNDING CORPORATION, a Delaware corporation ("GFC"), CREDIT SUISSE, New York Branch ("Credit Suisse"), and each other financial institution from time to time parties hereto as Lenders (GFC, Credit Suisse and each such other institution, collectively, the "Lenders"), and CREDIT SUISSE, New York Branch, as Agent for the Lenders (in such capacity, the "Agent");

          SECTION 1.2. Amendments Relating to Revolving Credit and Term Loans.
          -----------  ------------------------------------------------------
Article 2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                                   ARTICLE 2

                                     LOANS
                                     -----

Section 2.1. Available Commitment: GFC Option.
-----------  --------------------------------

          (a) MBIA may from time to time prior to the Expiration Date request that each Lender make Loans to MBIA hereunder, upon the terms and conditions set forth in this Agreement.

          (b) In the event that MBIA HAS REQUESTED THAT a Revolving Loan be made under this Agreement prior to the Expiration Date in an amount not exceeding the aggregate Available Commitment of the Lenders at the time of such Revolving Loan, each Lender (other than GFC) severally and not jointly agrees, upon the terms and subject to the conditions of this Agreement, to lend to MBIA its pro rata share of such Revolving Loan or, if less, an amount equal to the Available Commitment of such Lender at such time.

          (c) In the event that MBIA HAS REQUESTED THAT a Term Loan be made under this Agreement as a GFC Funding Rate Loan prior to the Expiration Date in an amount not exceeding the aggregate Available Commitment of the LENDERS AT THE TIME of such Term Loan, GFC may, at its option by notice to the Agent on or prior to the date on which such Term Loan is to be made hereunder, lend to MBIA all or any portion of such Term Loan upon the terms and conditions set forth in this Agreement. In the event that on the date on which such Term Loan is to be made hereunder, GFC has not made the entire Term Loan, each other Lender agrees, severally and not jointly, upon the terms and subject to the conditions of this Agreement, to lend to MBIA on such date its pro rata share of such Term Loan or of the remaining portion thereof, as the case may be, or, if less, an amount equal to the Available Commitment of such Lender at such time.

          (d) In the event that MBIA has requested that a Term Loan be made under this Agreement as A QUOTED RATE LOAN, a Federal Funds Rate Loan or a Base Rate Loan prior to the Expiration Date in an amount not exceeding the aggregate Available Commitment of the Lenders at the time of such Term Loan, each Lender (other than GFC) agrees, severally and not jointly, upon the terms and subject to the conditions of this Agreement, to lend to MBIA on such date its pro rata share of such Term Loan or, if less, an amount equal to the Available Commitment of such Lender at such time.

          (e) For purposes of this Section 2.1, the pro rata share of each Lender (other than GFC) of a Loan or portion thereof shall equal its Commitment as a percentage of the aggregate Commitments of all Lenders other than GFC.

Section 2.2. Manner of Borrowing and Disbursement.
-----------  ------------------------------------

          (a) Not later than 11:00 a.m., New York City time, on the day on which a Federal Funds Rate Loan or Base Rate Loan is to be made hereunder, not later than 10:00 a.m., New York City time, on the date on which a GFC Funding Rate Loan is to be made hereunder, and not later than three (3) Business Days prior to the date on which a Quoted Rate Loan is to be made hereunder, MBIA shall give the Agent a notice (which notice shall be irrevocable) specifying (i) the date on which such Loan is to be made, which shall be a Business Day, (ii) the amount of the proposed borrowing, (iii) the purpose of the proposed borrowing, (iv) whether such Loan is to be made as a Term Loan or a Revolving Loan and, if such Loan is a Term Loan, the Designated Maturity Date thereof, (v) whether such Loan is to be made as a Base Rate Loan, a Federal Funds Rate Loan or a Quoted Rate Loan or, in the case of a Term Loan, a GFC Funding Rate Loan, and (vi) if such Loan is to be a Quoted RATE LOAN, THE INTEREST PERIOD WITH RESPECT THERETO, WHICH notice shall be substantially in the form of, and contain the certificates contained in, Exhibit B hereto.

          (b) Each Loan shall be in the amount of at least $10,000 and, in the case of GFC Funding Rate Loans, shall be in integral multiples of $100,000; provided that no Lender shall be required to make its share of a Loan hereunder
--------
if the amount of such Loan would exceed the aggregate Available Commitments of the Lenders on the date of such Loan or if, after giving effect to such Loan, the aggregate outstanding principal amount of Loans owed to all Lenders would be less than $1,000,000; and provided further, that the parties acknowledge that
                          -------- -------
MBIA shall not request a GFC Funding Rate Loan unless, after giving effect to such Loan, the aggregate

OUTSTANDING PRINCIPAL amount of all GFC Funding Rate Loans would be less than $1,000,000.

          (c) Upon receipt of each notice described in paragraph (a), the Agent shall promptly (and not later than thirty (30) minutes after the notice of borrowing from MBIA is received by the Agent in the event that the borrowing is to be made on the same day as such notice) notify each Lender of the contents thereof, and of the amount of such Lender's share of such Loan hereunder or, in the case of a TERM LOAN WHICH IS requested to be made as a GFC Funding Rate Loan, the maximum amount of such Lender's share thereof in the event that GFC does not elect to lend any portion of such Term Loan. Upon receipt by the Agent GFC's election to make or not to make a Term Loan pursuant to SECTION 2.1(C), THE AGENT SHALL GIVE prompt notice of such election to each Lender and to MBIA. In the case of a Revolving Loan or of a Term Loan (or portion thereof) which GFC has not elected or is not entitled to elect to make, each Lender shall, not later than 1:00 p.m. (New York City time) on the date specified in such notice, make available to the Agent at the Agent's Office, for such account as the Agent shall designate, the amount of its share of such Revolving Loan or such Term Loan (or portion thereof) in immediately available funds. In the event that GFC has elected to make a Term Loan or a portion thereof but has failed to make the amount of such Term Loan or of such portion available to the Agent as provided above in this Section prior to 1:00 p.m. (New York City time) on the date on which such Term Loan is to be made, the Agent shall, not later than 1:30 p.m. (New York City time) on SUCH DATE, NOTIFY EACH OTHER Lender of such failure, and each other Lender shall, not later than 3:00 p.m. (New York City time) on such date make available to the Agent at the Agent's Office, for such account as the Agent shall designate, the amount of its share of such Term Loan of such portion thereof in immediately available funds.

          (d) On the date specified in THE NOTICE DESCRIBED in paragraph (a) above, the Agent shall, subject to the satisfaction of the conditions set forth in Article 4, disburse the amounts made available to the Agent by the Lenders in like funds by transferring such amount to an account of MBIA maintained at the Agent or by wire transfer to an account in New York City pursuant to MBIA's instructions.

Section 2.3. Notes
-----------  -----

          (a) Each Lender's share of Revolving Loans shall be evidenced by, and be repayable with interest in accordance with the terms of, a single Revolving Loan Note payable to the order of such Lender, substantially in the form of Exhibit C-1 to this Agreement. Each Revolving Loan Note shall be dated the Effective Date (or such later date on which such Note is issued) and shall be duly executed and delivered by MBIA. Each portion of a Term Loan made by a Lender shall be evidenced by, and be repayable with interest in accordance with the terms of, a Term Loan Note payable to the order of such Lender, substantially in the form of Exhibit C-2 to this Agreement. Each Term Loan Note shall be dated the date of the related Term Loan and shall be duly executed and delivered by MBIA.

          (b) Each LENDER IS IRREVOCABLY AUTHORIZED from time to time to record the date and amount of each Loan, whether such Loan is a Base Rate Loan, a Federal Funds Rate Loan, a Quoted Rate Loan or a GFC Funding Rate Loan and each payment and prepayment with respect to each Loan on the grid attached to the related Note or on a continuation thereof which may be attached thereto by such Lender and made a part thereof, and any such notation shall, absent manifest error, constitute crime facie evidence of the accuracy of the information so
                  ----- -----
recorded; provided, that the failure to make any such notation shall not affect
          --------
the validity of MBIA's obligations hereunder or under such Note.

Section 2.4. Interest Rates and Payment Dates.
-----------  --------------------------------

          (a) Each Loan or portion thereof owed to any Lender other than GFC hereunder shall be a Base Rate Loan, a Federal Funds Rate Loan or a Quoted Rate Loan, as designated by MBIA pursuant to Section 2.2(a), 2.4(h) or 2.4(i); provided that no more than five (5) Quoted Rate Loans may be outstanding at
--------
any one time. Any Term Loan (or portion thereof) shall be a GFC Funding Rate Loan for each day during which such Term Loan (or such portion) is owed to GFC.

          (b) MBIA agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan for each day from and including the day such Base Rate Loan was made to but excluding the day the principal on such Base Rate Loan is due (whether at maturity, by acceleration or otherwise) or, if earlier, the date on which such Loan ceases to be a Base Rate Loan, at a rate per annum equal to the Base Rate Margin plus the Base Rate, which interest rate shall change as and when the Base Rat e shall change. Such interest shall be payable on each successive Payment Date commencing with the first such date after the making of such Base Rate Loan and when the principal amount of such Base Rate Loan is due (whether at maturity, by acceleration or otherwise) or such Loan ceases to be a Base Rate Loan.

          (c) MBIA agrees to pay interest in respect of the unpaid principal amount of each Quoted Rate Loan for each day from and including the day such Quoted Rate Loan was made to but excluding the day the principal on such Quoted Rate Loan is due (whether at maturity, by acceleration or otherwise), at a rate per annum equal for each Interest Period applicable thereto to the Quoted Rate Margin plus the applicable Quoted Rate for such Interest Period. Such interest shall be payable on the last day of each Interest Period and when the principal amount of such Quoted Rate Loan is due (whether at maturity, by acceleration or otherwise) or such Loan ceases to be a Quoted Rate Loan.

          (d) MBIA agrees to pay interest in respect of the unpaid principal amount of each Federal Funds Rate Loan for each day from and including the day such Federal Funds Rate Loan was made to but excluding the day the principal on such Federal Funds Rate Loan is due (whether at maturity, by acceleration or otherwise) or, if earlier, the date on which such Loan ceases to be a Federal Funds Rate Loan, at a rate PER ANNUM equal to the Federal Funds Margin plus the Federal Funds Rate, which interest rate shall change as and when the Federal Funds Rate s hall change. Such interest shall be payable on each successive Payment Date commencing with the first such date after the making of such Federal Funds Rate Loan and when the principal amount of such Federal Funds Rate Loan is due (whether at maturity, by acceleration or otherwise) or such Loan ceases to be a Federal Funds Rate Loan.

          (e) MBIA agrees to pay interest in respect of the unpaid principal amount of each GFC Funding Rate Loan for each day from and including the day such GFC Funding Rate Loan was made to but excluding the day the principal on such GFC Funding Rate Loan is due (whether at maturity, by acceleration or otherwise) or, if earlier, the date on which such Loan ceases to be a GFC Funding Rate Loan, AT A RATE PER ANNUM equal to the GFC Funding Rate Margin plus the GFC Funding Rate, which interest rate shall change as and when the GFC Funding Rate shall change. Such interest shall be payable on each successive Payment Date commencing with the first such date after the making of such GFC Funding Rate Loan and when the principal amount of such GFC Funding Loan is due (whether at maturity, by acceleration or otherwise) or such Loan ceases to be a GFC Funding Rate Loan.

          (f) Any overdue principal of any Loan and, to the extent permitted by law, overdue interest thereon shall bear interest (after as well as before judgment), payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to (i) in the case of Quoted Rate Loans, until the end of the then current Interest Period, the sum of 2% plus the interest rate otherwise applicable to such Loan, (ii) in the case of Federal Funds Rate Loans and GFC Funding Rate Loans, the sum of 2% plus the interest rate otherwise applicable to such Loan and (iii) otherwise, the sum of 2% plus the Base Rate Margin plus the Base Rate from time TO TIME IN EFFECT, WHICH INTEREST RATE SHALL change as and when the Base Rate shall change.

          (g) The Agent shall DETERMINE EACH INTEREST RATE applicable to the Loans hereunder. The Agent shall give prompt notice to MBIA and each Lender by telex or cable of each rate of interest so determined, and its determination thereof shall be conclusive, absent manifest error.

          (h) Subject to the provisions of this Section 2.4(h) and Section 2.5, MBIA shall have the option (i) to convert all or any part of its outstanding Base Rate Loans to Federal Funds Rate Loans or Quoted Rate Loans at any time,
(ii) TO CONVERT ALL OR any part OF ITS OUTSTANDING Federal Funds Rate Loans to Base Rate Loans or Quoted Rate Loans at any time, (iii) to convert all or any part of its outstanding Quoted Rate Loans to Federal Funds Rate Loans or Base Rate Loans upon the expiration of the Interest Period applicable to such Quoted Rate Loans, or (iv) to continue all or any part of any Quoted Rate Loans as a Quoted Rate Loan upon the expiration of the Interest Period applicable thereto with either the same or a different Interest Period; provided that, in the case
                                                     --------
of clause (iv) above or of any conversion of a Loan into a Quoted Rate Loan, there does not exist a Default or an Event of Default at such time. Any part of a Loan converted to or continued as a Quoted Rate Loan pursuant to this Section 2.4(h) shall be in an amount equal to at least $10,000. If MBIA elects to convert a Federal Funds Rate Loan or a Base Rate Loan into a Quoted Rate Loan or a Quoted Rate Loan into a Federal Funds Rate Loan or a Base Rate Loan, or to continue a Quoted Rate Loan but change the Interest Period with respect thereto pursuant to this Section 2.4(h), it shall give the Agent at least three (3) Business Days' prior written notice of such conversion or change. Such notice shall, in the case of a conversion into or continuation of a Quoted Rate Loan, specify the Interest Period applicable to such Loan. In the absence of such notice, MBIA shall be deemed to have elected at the end of each Interest Period for a Quoted Rate Loan to continue (subject to Section 2.5) such Quoted Rate Loan as a Quoted Rate Loan having the same Interest Period.

          (i) On the date a Term Loan (or portion thereof) ceases to be a GFC Funding Rate Loan, such Term Loan (or such portion) shall automatically convert into a Federal Funds Rate Loan on such date, unless MBIA shall have given the Agent written notice (i) of its election to convert such Loan into a Quoted
Rate Loan at least three (3) Business Days' prior to such date or (ii) of its election to convert such Loan into a Base Rate Loan not later than 11:00 a.m., New York City time, on the date on such conversion. Any such notice with respect to a Quoted Rate Loan shall specify the initial Interest Period applicable to such Quoted Rate Loan.

          SECTION 2.5. SUSPENSION OF CERTAIN RATES of borrowing
          -----------  ----------------------------------------

(a) If

(i) ON ANY DATE on which a Quoted Rate would otherwise be set, the Agent shall have in good faith determined (which determination shall be conclusive) that adequate and reasonable means do not exist for ascertaining such Quoted Rate, or

(ii) at any time the Agent shall have determined in good faith (which determination shall be conclusive) that the maintenance or funding of the Loans bearing interest at the Quoted Rate has been made impracticable or unlawful by (A) THE OCCURRENCE of a contingency which materially and adversely affects the interbank eurodollar market, or (B) compliance by Lenders (other than GFC) in good faith with any applicable law or governmental RULE, REGULATION, GUIDELINE OR ORDER OR ANY interpretation thereof and including the ENACTMENT OF ANY NEW law or governmental rule, regulation, guideline or order;

then, and in either such event, the Agent shall on such date give notice (by
----
telephone confirmed in writing) to MBIA and each Lender of such determination, which determination shall commence a Suspension Period. In the event that the Agent shall later determine in good faith (which determination shall be conclusive) that the circumstances giving rise to a Suspension Period no longer exist, it shall give MBIA and each Lender notice (by telephone confirmed in writing) on the day such determination is made, which date shall end such Suspension Period.

          (b) Upon the commencement and during the continuation of any Suspension Period, all Loans which would otherwise be made or continued as Quoted Rate Loans shall be made or continued instead as Federal Funds Rate Loans or Base Rate Loans, as MBIA may have elected by notice received by the Agent prior to 11:00 a.m., New York City time, on the date on which such Loan is to be made or, in the absence of such notice from MBIA, as Federal Funds Rate Loans.

          (c) If the Agent notifies MBIA of a determination under subsection
(a)(ii) of this Section 2.5, MBIA shall, on the date specified in such notice, either (x) prepay all Quoted Rate Loans in accordance with Section 2.7 hereof or
(y) elect by notice received by the Agent (which shall promptly furnish copy thereof to the affected Lender) prior to such date to convert such Loans into Federal Funds Rate Loans or Base Rate Loans. Absent notice from MBIA of its choice of (x) or (y), all Quoted Rate Loans shall automatically be converted into Federal Funds Rate Loans upon such specified date.

Section 2.6. Repavment of Loans.
-----------  ------------------

          (a) All Revolving Loans shall mature and the aggregate unpaid principal amount thereof shall be due and payable on the Expiration Date.

          (b) Each Term Loan shall mature and the unpaid principal amount thereof shall be due and payable on the Designated Maturity Date of such Term Loan.

Section 2.7. Prepayments.
-----------  -----------

          (a) MBIA shall have the right at any time, and from time to time, upon notice to the Agent to prepay Loans, in whole or in part. Any such notice shall be given no later than 10:00 a.m., New York City time, on the date of prepayment in the case of a prepayment of Federal Funds Rate Loans or Base Rate Loans, not later than 5:00 p.m., New York City time, on the Business Day preceding the date of prepayment in the case of a prepayment of GFC Funding Rate Loans, and no later than three (3) Business Days prior a prepayment of Quoted Rate Loans. Any such notice shall specify (i) the amount of the Loans to be prepaid, (ii) whether such prepayment is to be applied to Revolving Loans or Term Loans, or both, (iii) whether such prepayment is to be applied to Federal Funds Rate Loans, Base Rate Loans, Quoted Rate Loans or GFC Funding Rate Loans, or any one or more of the foregoing, (iv) if applicable, what portion of the prepayment is to be applied to each Loan, (v) if applicable, which Quoted Rate Loans and which Term Loans are to be prepaid, and (vi) the date of prepayment (which shall be a Business
Day). In the absence of such direction from MBIA, partial principal prepayments of Loans shall be applied (1) first to Base Rate Loans which are Revolving Loans, (2) then to Federal Funds Rate Loans which are Revolving Loans, (3) then to then to other Revolving Loans in chronological order of the expiration of the current Interest Periods for such Loans, (4) then to Base Rate Loans which are term loans in chronological order of maturity, (5) then to Federal Funds Rate Loans which ARE TERM LOANS in chronological order or maturity, (6) then to Term Loans which ARE QUOTED RATE LOANS IN CHRONOLOGICAL ORDER OF the expiration of the current Interest Periods for such Loans, and (7) then to Term Loans which are GFC Funding Rate Loans

          (b) Amounts to be prepaid pursuant to this Section 2.7 shall irrevocably be due and payable on the date specified in the applicable notice of prepayment. Interest on the amounts prepaid, accrued to the prepayment date, shall be paid on such date and, in the case of (i) a Quoted Rate Loan, if the date of prepayment is other than the expiration date of the Interest Period for such Loan,or (ii) a GFC Funding Rate Loan, if the date of prepayment is other than the maturity date of such Loan, such prepayment shall be accompained by the payment required by Section 3.4.

          (c) Each prepayment of Loans other than GFC Funding Rate Loans shall be in an amount of at least $10,000, and no partial prepayment of Loans shall be permitted if, after giving effect thereto, the aggregate outstanding principal balance of all Loans would be less than $1,000,000. Each prepayment of GFC Funding Rate Loans SHALL BE IN AN INTEGRAL multiple of $100,000, and no partial prepayment of GFC Funding Rate Loans shall be permitted if, after giving effect thereto, the aggregate outstanding principal balance of the GFC Funding Rate Loans would be less than $1,000,000.

          (d) Amounts prepaid or repaid in respect of Loans may be borrowed and reborrowed from time to time prior to the Expiration Date subject to the terms and conditions of this Agreement.

          Section 2.8. Pro Rata Payments. Unless otherwise expressly provided
          -----------  -----------------
herein, each payment and prepayment of Revolving Loans shall be made to the Lenders pro rata on the basis of the respective unpaid principal amounts of Revolving Loans owed to the Lenders immediately prior to such payment or prepayment, and each payment and prepayment of a Term Loan shall be made to the Lenders to which repayment of such Term

Commitments by giving the Agent at least three (3) Business Days notice thereof. Any such reduction shall be in an integral multiple of $100,000 and a reduction not CONSTITUTING A TERMINATION SHALL not be PERMITTED IF, AFTER giving effect thereto, the aggregate Commitments would be less than $1,000,000. Any notice of reduction or termination pursuant to this Section 3.2(a) shall be irrevocable. Any such reduction shall be applied to the Commitment of each Lender (other than GFC) pro rata based upon its respective Commitment as in effect immediately prior to SUCH REDUCTION, and any such termination shall terminate the Commitments of all Lenders.

          (b) The Commitments of the Lenders hereunder shall automatically be reduced to zero, and the obligations of the Lenders to make additional Loans shall automatically terminate, on the Expiration Date.

          (b) Clause (iv) of Section 3.4 of the Credit Agreement is hereby amended to add the following at the end thereof:

or any PREPAYMENT OR PAYMENT OF ANY GFC FUNDING RATE LOAN (including without limitation pursuant to Section 2.7) on a date which is not the Designated Maturity Date of such Loan.

          (c) The provisions of Section 3.5(d) of the Loan Agreement shall be inapplicable to GFC, insofar as such provisions may require GFC to make monetary payments to MBIA, but shall apply to any of GFC's Participants in accordance with its terms. If (i) MBIA would be required to make an additional payment (the "Subject Payment") to GFC pursuant to Section 3.5(b) of the Loan Agreement, and
(ii) except for the operation of this Section 1.3(c), MBIA would have been entitled to receive a return of or reimbursement for all or a portion of such payment under Section 3.5(d) of the Loan Agreement, then MBIA shall not be required to make the Subject Payment (or such portion thereof) to GFC, unless GFC agrees with MBIA to make any payments under Section 3.5(d) of the Loan Agreement relating to the Subject Payment (or such portion thereof) or has made provisions reasonably satisfactory to MBIA for the making of any such related payments.

          (d) Section 4.2 is hereby amended to add the following clause (i) following clause (h) THEREOF:

           (i) In the case of a Term Loan, each Lender making such Term Loan shall have a received a Term Loan Note in respect thereof payable to such Lender in the amount of its share of such Term Loan and stating the Designated Maturity Date of such Term Loan. Any Lender may waive the condition of prior delivery of a Term Loan Note in respect of its share of a Term Loan (and shall be deemed to have done so in the event it makes its pro rata share of such Term Loan prior to such delivery); provided that in the event of any such waiver, MBIA agrees to
                --------
deliver to such Lender a Term Loan Note as provided in this clause (i) and
Section 2.3(a) not later than five (5) Business Days after the date of such Term Loan; and Provided further that the failure of MBIA to deliver a Term Loan Note
          ----------------
to a Lender shall not affect the validity of any of MBIA's obligations hereunder, including without limitation its obligation to repay such Term Loan together with interest thereon as provided herein.

          (e) Section 9.9 of the Credit Agreement is hereby amended to add the following at the end thereof:

Notwithstanding the foregoing, GFC or any other Lender shall have the right to assign, sell or otherwise transfer in whole or in part its rights and/or OBLIGATIONS UNDER THIS AGREEMENT, the Loan Documents and any Loan or any portion thereof to Credit Suisse or to any other Person consented to in writing by MBIA, in which case such assignee shall have the full rights and obligations of a "Lender", and the assignor shall be relieved and released of its obligations, under this Agreement, the Loan Documents and the Loans to the extent of such assignment. Any such assignee which prior to such assignment was not a Lender shall promptly deliver to MBIA the forms and documents applicable to it contemplated by Section 3.5(c) and shall, by its acceptance of such assignment, be bound by the provisions set forth in the second sentence of Section 3.5(d).

For purposes of the Credit Agreement, a "Participant" (as otherwise defined in Section 9.9 of the Credit Agreement) shall also include any bank, insurance company or other financial institution providing liquidity, credit enhancement or back-up acquisition support or facilities to GFC in respect of any GFC Funding Rate Loans, and the rights of a Participant under the Credit Agreement shall apply to any such institution in respect of commitments and obligations to, and its funding of advances to, GFC in respect of GFC Funding Rate Loans.

SECTION 1.4. Amendments Relating TO LENDERS AND AGENT.
-----------

          (a) Article 9 of the Credit Agreement is hereby amended by adding the following two new Sections thereto following Section 9.13 hereof:

          Section 9.14. Nonpetition Agreement. Notwithstanding any prior
          ------------  ---------------------
termination of this Agreement, MBIA hereby agrees that it shall not institute against, or join any other person in instituting against, GFC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the latest maturing commercial paper note, medium term note or other debt security issued by GFC is paid. This Section 9.14 shall survive the termination of this Agreement.

          Section 9.15. Agent. (a) Each Lender hereby irrevocably appoints and
          ------------  -----
authorizes the Agent to act as its agent hereunder with such powers as are specifically delegated to the Agent by the terms of this Agreement, TOGETHER WITH SUCH other powers as are reasonably incidental thereto. The Agent (which term as used in this Section and in Section 9.15(d) and the first sentence of
Section 9.15(e) shall include reference to its affiliates and its own and its affiliates' officers, directors, employees and agents: (i) shall have no duties or responsibilities except those expressly set forth in this Agreement, and shall not by reason of this Agreement be a trustee for any Lender; (ii) shall not be responsible to any Lender for any recitals, statements, representations or warranties contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any Note or other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document referred to or provided for herein or therein or for any failure by the Company to perform any of its obligations hereunder or thereunder; (iii) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any Note; and (iv) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-infact selected by it in good faith.

          (b) The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telecopy, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any other matters not expressly provided for by this Agreement, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or under any Note in accordance with instructions of the Majority Lenders, and such instructions of the Majority Lenders and any action taken or failure to act pursuant thereto shall be binding on each Lender.

          (c) The Agent, if it is a Lender hereunder, shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Agent, and in such event the term "Lender" or "Majority Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity.

          (d) Each Lender (other than GFC) agrees to indemnify the Agent (to the extent not reimbursed under Section 9.1, but without limiting the obligations of MBIA under said Section 9.1) for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement, any Note or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby (excluding normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or of any such other documents, Provided that no Lender shall be liable for any of the
                 --------
foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified. Each Lender's proportionate share of any obligations under this Section

9.15(d) shall equal such Lender's Commitment as a percentage of the Commitments of all Lenders (other than GFC) or, if no Lender has a Commitment, the aggregate outstanding principal amount of Loans owed to such Lender as a percentage of the aggregate outstanding principal amount of Loans owed to all Lenders other than GFC. This Section 9.15(d) shall survive the termination of this Agreement.

          (e) Each Lender agrees that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of and the decision to enter into this Agreement or acquire its share of the Loans and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or its Notes. The Agent shall not be required to keep itself informed as to the performance or observance by MBIA of this Agreement or any Note or OTHER LOAN DOCUMENTS.

          (f) Except for actions expressly required of the Agent hereunder, the Agent shall in all cases be fully justified in failing or refusing to act hereunder or under any Note unless it shall receive further assurances to its satisfaction from each Lender (other than GFC) of its indemnification obligations under Section 9.15(d) against any and all liability and expense which may be incurred by it by reason of taking or continuing TO TAKE ANY SUCH ACTION.

          (g) The Agent may resign as Agent upon 10 days' notice to each Lender and MBIA with such resignation becoming effective upon a successor agent succeeding to the rights, powers and duties of the Agent pursuant to this
Section 9.15(g). If the Agent shall RESIGN AS AGENT UNDER THIS Agreement, then the Majority Lenders shall appoint a successor agent, subject to consent by MBIA, which consent shall not be unreasonably withheld. The successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After any rettiring Agent's resignation as Agent, the provisions of this Section shall inure to its benefit as to any actions TAKEN OR OMITTED TO BE TAKEN BY IT WHILE IT WAS AGENT UNDER THIS AGREEMENT.

          (b) In addition to the modifications contained in provisions of the Credit Agreement referred to above in this Amendment, references in the Credit Agreement to the "Bank" are hereby amended to constitute references to each of the Lenders, except as follows:

          (i) For purposes notices to be provided by MBIA to the "Bank" (including without limitation notices of borrowing), such references shall mean the Agent;

          (ii) For purposes of Section 3.1, such references shall mean each Lender other than GFC;

          (iii) For purposes of Section 7.2(a), such references shall mean the Agent acting at the direction of the Majority Lenders;

          (iv) The Agent, in its capacity as such, shall be entitled to the benefits of Section 9.1 of the Credit Agreement.

          (v) For purposes of any consents or waiver which under the Agreement may be given by the "Bank", including without limitation Section 9.13, such references shall mean the "Majority Lenders" (which may act through the Agent); Provided that any consent or waiver which (A) affects the amount of the
--------
Commitment of any Lender, (B) alters the amount or the timing of any payment hereunder or under any Note, the provisions of Section 3.4 or the requirement pursuant to Section 2.8 of the pro rata application of all amounts received by the Agent in respect of the Loans, (C) permits any subordination of the principal of or interest on any Loan, (D) alters the amount of any fee to be paid to any Lender, or (E) changes the percentage of the Lenders required to constitute the Majority Lenders or otherwise modifies voting rights of Lenders, each shall required the prior written consent of each adversely affected Lender; provided further that any consent or waiver -which enlarges the obligations of
-------- -------
GFC hereunder shall require the prior written consent of GFC; and provided
                                                                  --------
further that any consent or waiver which alters the rights or obligations of the
-------
Agent shall, in addition, require the prior written consent of the Agent.

          (c) For purposes of Section 9.8 of the Credit Agreement, the initial address of the Agent shall be 12 East 49th Street, New York, New York 10017,
Attention: Public Finance Department, Telecopier No. 212-238-5358, and the initial respective addresses of the Lenders shall be as set forth on the signature pages to this Amendment.

SECTION 1.5. Amendments to Definitions.
-----------  -------------------------

     (a) The definition of "Available Commitment" contained in Exhibit A to the Credit Agreement is hereby amended and restated to read in its entirety as follows:


     "Available Commitment"  shall mean, as of any day with respect to a Lender
      --------------------
other than GFC, such Lender's Commitment, minus the sum of (a) the outstanding principal amount of Loans owed to such Lender on such day, plus (a) a share of the outstanding principal amount of Loans owned to GFC on such day times a fraction, the numerator of which equals the Commitment of such Lender and the denominator of which equals the aggregate Commitments of all Lenders (other than GFC).

     (b) The definition of "Business Day" contained in Exhibit A of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

     "Business Day" shall mean any day excluding (i) Saturday and Sunday and
      ------------
(ii) any day on which banks in New York City are authorized by law or other governmental action to close. In the case of matters relating to the making, conversion, continuation, payment or prepayment of Quoted Rate Loans or the determination of the Quoted Rate, a "Business Day" shall be such a day which is
                                     ------------
also a day for trading by and between banks in U.S. Dollar deposits in the London interbank eurodollar market.

     (c) The definition of "Commitment" contained in Exhibit A of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

     "Commitment" shall mean, with respect to any Lender, the amount set forth
      ----------
opposite its name on the signature pages to this Agreement or any amendment, joinder or related agreement by which such Lender became a party hereto or by which such Lender modified its Commitment hereunder, as such amount may be reduced from time to time pursuant to Section 3.2 or Section 7.2.

     (d) Clause (d) of the definition of "Interest Period" contained in Exhibit A of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(d) no Interest Period in respect of a Revolving Loan shall extend beyond the Expiration Date in effect on the first day of such Interest Period, and no Interest Period in respect of a Term Loan shall extend beyond the Designated Maturity Date for such Term Loan.

     (e) The definition of "Note" contained in Exhibit A of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

     "Note" shall mean each Term Note and each Revolving Loan Note and, unless. the context otherwise requires, shall mean all Term Notes and all Revolving Loan Notes collectively.

          (f) The following additional definitions and crossreferences are hereby added to Exhibit A of the Credit Agreement in their respective appropriate alphabetical order:

"Agent" - Preamble.
 -----

     "CP Disruption Event" means, at any time for any reason whatsoever, GFC
      -------------------
shall be unable to raise, or shall be precluded or prohibited from raising funds through the issuance of commercial paper notes in the commercial paper market of the United States including, without limitation (i) by virtue of insufficient availability under any liquidity or credit support agreement entered into by GFC with respect to the GFC Funding Rate Loans or (ii) the downgrading of one or more institutions providing commitments to GFC under such support agreements.

"Credit Suisse" - Preamble.
 -------------

     "Designated Maturity Date" shall mean, with respect to a Term Loan, the
      ------------------------
earlier to occur of (a) the date designated by MBIA as the maturity date of such Term Loan in its related notice of borrowing delivered pursuant to Section 2.2(a), which shall not be fewer than thirty (30) days after the date on which such Term Loan is to be made hereunder unless each affected Lender otherwise consents in writing, or (b) the fifth anniversary of the date on which such Term Loan is made.

"GFC" - Preamble.
 ---

     "GFC Funding Rate" shall mean, for any day, the sum of (i) the weighted
      ----------------
average of the per annum rates (or, if such rates are expressed as discount rates, the weighted average of the per annum rates resulting from converting such discount rates to an interest bearing equivalent) of GFC's commercial paper notes allocated by GFC to the funding or maintenance of the GFC Funding Rate Loans on such day plus

(ii) 0.05% in respect of dealer fees; Provided that if a
                                      --------

Disruption Event shall have occurred and be continuing, the GFC Funding Rate for a GFC Funding Rate Loan SHALL EQUAL A QUOTED Rate for overnight periods (as determined by the Agent) from the date of the occurrence of such event to but excluding the next Payment Date and thereafter a Quoted Rate for a one month period (as determined by the Agent) for each period commencing on a Payment Date to but excluding the next following Payment Date (or, if earlier, the Designated MATURITY DATE OF such GFC Funding Rate Loan).

     "GFC FUNDING RATE LOAN" shall mean a Loan or a portion thereof, the
      ---------------------
interest on which computed at the rate SPECIFIED in Section 2.4(e).

     "GFC Funding Rate Margin" shall mean two-tenths of one percent (.20%) plus
      -----------------------
the Applicable Margin.

"Lenders" - Preamble.
 -------

     "Majority Lenders" shall mean Lenders holding, in the aggregate, Available
      ----------------
Commitments and unpaid principal amounts of Loans representing more than 50% of the aggregate of the Available Commitments of all Lenders and the aggregate unpaid principal amounts of all Loans.

     "Revolving Loan" shall mean a Loan designated by MBIA as a Revolving Loan
      --------------
in its related notice of borrowing delivered pursuant to Section 2.2(a).

     "Revolving Loan Note" shall mean each promissory note of MBIA issued to a
      -------------------
Lender pursuant to Section 2.3 evidencing the Revolving Loans and any other note issued by MBIA and accepted by a Lender or a transferee in exchange, substitution or replacement therefor, as each may be amended from time to time.

     "Term Loan" shall mean a Loan designated by MBIA as a Term Loan in its
      ---------
related notice of borrowing delivered pursuant to Section 2.2(a).

     "Term Note" shall mean each promissory note of MBIA issued to a Lender
      --------
pursuant to Section 2.3 evidencing the Term Loans and any other note issued by MBIA and accepted by a Lender or a transferee in exchange, substitution or replacement therefor, as each may be amended from time to time.

     SECTION 1.6. Amendments to Exhibits. Exhibits B and C of the Credit
     -----------  ----------------------
Agreement are hereby amended and restated as set forth as Exhibits B. C-1 and C-2, respectively, to this Amendment.

                                  ARTICLE II

                              REPRESENTATIONS AND
                                  WARRANTIES

     In order to induce the Agent and the Lenders to enter into this Amendment and to induce the Lenders to make Loans under the Credit Agreement as amended hereby, MBIA makes the following representations and warranties to the Agent and the Lenders, which shall survive the execution and delivery of this Amendment and the making of any Loans:

     SECTION 2.1. Due Authorization, Etc. The execution, delivery and
     -----------  ----------------------
performance by MBIA of this Amendment and the Loan Documents as amended hereby are within its corporate powers, have been duly authorized by all necessary corporate action and do not and will not (i) violate any provision of any law, rule, regulation (including, without limitation, the Investment Company Act of 1940, as amended, or Regulations G. T. U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to MBIA or of the corporate charter or by-laws of MBIA, (ii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which MBIA is a party or by which it or its properties may be bound or affected, or (iii) result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by MBIA, other than, in the case of clauses (ii) and (iii), breaches, defaults or Liens which could not materially and adversely affect the business, assets, operations or financial condition of MBIA and its subsidiaries considered as a whole or of the New York Insurance Subsidiary or the ability of MBIA to perform its obligations under any Loan Document.

     SECTION 2.2. Approvals. No consent, approval or other action by, or any
     -----------  ---------
notice to or filing with any court or administrative or governmental body is or will be necessary for the valid execution, delivery or performance by MBIA of this Amendment or the Loan Documents as amended thereby.

     SECTION 2.3. Enforceability. This Amendment and each Loan Document as
     -----------  --------------
amended hereby, constitutes a legal, valid and binding obligation of MBIA, enforceable against MBIA in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and the availability of equitable remedies, whether such matter is heard in a court of law or a court of equity.

     SECTION 2.4. Financial STATEMENTS, ETC. (A) MBIA HAS heretofore furnished
     -----------  -------------------------
to the Agent (i) its audited consolidated and unaudited consolidating balance sheets of at December 31, 1995, the related audited consolidated statements of income, changes in stockholders' equity and financial position or cash flows, as the case may be, and unaudited consolidating statements of income for the year ended December 31, 1995, and (ii) its unaudited consolidated and consolidating balance sheets as of March 31, 1996, and the related consolidated statements of income, changes in stockholders' equity and cash flows for the three months ended March 31, 1996. Such financial statements were prepared in accordance with generally accepted accounting principles consistently applied and present fairly the consolidated financial position and consolidated results of operations and cash flows of MBIA and its subsidiaries at the dates and for the periods indicated therein. There has been no material adverse change in the consolidated financial position or consolidated results of operations or cash flows of MBIA and its subsidiaries taken as a whole or of the New York Insurance Subsidiary since March 31, 1996.

     (b) MBIA has heretofore furnished to the Agent the annual statements and financial statements of the New York Insurance Subsidiary as filed with the New York Department of Insurance for the year ended December 31, 1995 and the quarterly statements and financial statements of the New York Insurance Subsidiary as filed with such Department for the period ended March 31, 1996. Such annual and quarterly statements and financial statements were prepared in accordance with the statutory accounting principles set forth in the New York Insurance Law, all of the assets described therein were the absolute property of the New York Insurance Subsidiary at the dates set forth therein, free and clear of any liens or claims thereon, except as therein stated, and each such annual statement is a full and true statement of all the assets and liabilities and of the condition and affairs of the New York Insurance Subsidiary as of such dates and of its income and deductions therefrom for the year or quarter ended on such dates.

     (c) MBIA has heretofore furnished to the Agent a copy of its annual report on Form 10-K for the fiscal year ended December 31, 1995 as filed with the Securities and Exchange Commission and its quarterly report on Form 10-Q of for the quarter ended March 31, 1996 as filed with the Securities and Exchange Commission. Such annual and quarterly reports were prepared in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     SECTION 2.5. Confirmation of Representations and Warranties. MBIA hereby
     -----------  ----------------------------------------------
confirms that its representations and
warranties set forth in the Credit Agreement (including without limitation those set forth in Article 5 of the Credit Agreement) are true and correct as of the date hereof, and represents and warrants that no Default or Event of Default has occurred and is continuing.

     SECTION 2.6. Disclosure. There is no fact known to MBIA which materially
     -----------  ----------
adversely affects the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under any this Amendment or any Loan Document as amended hereby which has not been set forth in this Amendment, in the financial STATEMENTS or reports required to be delivered pursuant to SECTION 2.4 HEREOF.

                                  ARTICLE III

                                 MISCELLANEOUS
                                 -------------

     SECTION 3.1. Credit Agreement. Except as expressly modified as contemplated
     -----------  ----------------
hereby, the Credit Agreement and the other Loan Documents are hereby confirmed to be in full force and effect in accordance with their respective terms.

     SECTION 3.2. Effectiveness. This Amendment shall be effective when executed
     -----------  -------------
and delivered by MBIA, GFC, Credit Suisse and the Agent.

     SECTION 3.3. Survival. All covenants, agreements, representations and
     -----------  --------
warranties made herein or in any Loan Document or in any certificate, document or instrument delivered pursuant hereto or thereto shall survive the effective date hereof, the making of any Loan and the occurrence of the Expiration Date and shall continue in full force and effect so long as principal of or on any Loan or Note remains outstanding or unpaid, any other amount payable by MBIA under the Credit Agreement as amended hereby, any Note or any other Loan Document remains unpaid or any other obligation of MBIA to perform any other act hereunder or under the Credit Agreement as amended hereby, any Note or any other Loan Document remains unsatisfied or the Lenders have any obligation to make a Loan or any other advance of moneys to MBIA under the Credit Agreement as amended hereby.

     SECTION 3.4. Severability. Any provision of this Amendment which is
     -----------  ------------
prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

     SECTION 3.5. Successors and Assigns. This Amendment is a continuing
     -----------  ----------------------
obligation and binds, and the benefits hereof shall inure to, the parties hereto and their respective successors and assigns; provided that MBIA may not transfer or assign any or all of its rights or obligations hereunder except as permitted by Section 9.9 of the Credit Agreement.

     SECTION 3.6. Amendments. No provision of this Amendment shall be waived,
     -----------  ----------
amended or supplemented except as provided in Section 9.13 of the Credit Agreement.

     SECTION 3.7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND
     -----------  -------------
CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     SECTION 3.8. Headings. Section headings in this Amendment are included
     -----------  --------
herein for convenience or reference only and shall not constitute a part of this Amendment for any other purpose.

     SECTION 3.9. Counterparts. This Amendment may be executed in several
     -----------  ------------
counterparts, each of which shall be regarded as the original and all of which shall constitute one and the same Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers "hereunto duly authorized as of the date first above written.

MBIA, INC.

By - - .1 - -

  NAME: CHRISTOPHER W. TILLEY
  TITLE:SENIOR VICE PRESIDENT AND
  TREASURER

CREDIT SUISSE, NEW YORK BRANCH, as Agent

By

Name: Title:

By Name: Title:

 Commitment:   $50,000,000                   CREDIT SUISSE, NEW YORK
BRANCH

Address:  12 East 49th Street
          New York, NY 10017
          Attn: Public Finance By

 Department         Name:

Telecopy: 212-238-5358        Title:

By

Name: Title:

Address: c/o Credit Suisse,                  GREENWICH FUNDING
CORPORATION
New York Branch
12 East 49th Street                          By: Credit Suisse, New York
New York, NY 10017                           Branch, as its Attorney
Attn: Asset Finance                          in-Fact
Department
Telecopy: 212-238-5332

By

Name:
Title:

By

Name:
Title:

-24

                    EXHIBIT B TO REVOLVING CREDIT AGREEMENT

                               FORM OF NOTICE OF
                               -----------------
                                   BORROWING
                                   ---------

[date]

CREDIT SUISSE New York Branch as Agent 100 Wall Street New York, New York 10005
Attention: Public Finance Department

Re: Borrowing under Revolving Credit Agreement, dated as of February 15, 1991, between MBIA Inc., Credit Suisse, New York Branch, as Agent, and the
                                                        -----------------
     Lenders party thereto
     ---------------------

Dear Sirs:

          MBIA Inc., a Connecticut corporation ("MBIA"), hereby requests that [a Loan/Loans] be made to MBIA by the Bank under the Revolving Credit Agreement referred to above (as amended, the "Revolving Credit Agreement") as follows (all
                                              ----------------
capitalized terms herein having the meanings ascribed thereto in the Revolving Credit Agreement) :

          1. The aggregate amount of the Loan[s] (the "Subject Loan[s]") requested hereby IS $ , WHICH AMOUNT DOES NOT exceed the Available Commitment.

2.   The Subject Loan[s] are as follows:

(a)  Amount of Revolving Loans: $

                              Interest Period
Amount (in
increments (applicable to

Type of Loan   of $1,000,000)                Quoted Rate Loans)
---------------

(b) Amount of Term Loan:                         $__
Designated Maturity Date (not in
excess of five (5) years)

                                                        Interest Period
Amount (in increments                                  (applicable to

Type of Loan of $1,000,000)                       QUOTED RATE LOANS)

          3. The date on which the Subject Loan[s] is/are requested to be made (the "Loan Date") is, 19_, which is a Business Day.

          4. Each of the conditions set forth in the Revolving Credit Agreement to the Lenders' obligations to make the Subject Loan[s], including without limitation Article 4 thereof, has been satisfied.

          5. The proceeds of the Subject Loan[s] will be applied as provided in Section 6.1 of the Revolving Credit Agreement and more particularly as follows:

          6. The statements set forth above shall be true and correct on and as of the Loan Date.

          7.   The Subject Loan[s] is to be disbursed to the following account:

          8. The undersigned is duly authorized and empowered in the name and on behalf of MBIA to present this Notice of Borrowing and to request and obtain the Subject Loan[s] upon and in accordance with, and subject to, the terms and conditions set forth in the Revolving Credit Agreement and the Loan Documents.

IN WITNESS WHEREOF, MBIA has executed and delivered this

Notice of Borrowing this _ day of                           , 19 _ .

MBIA INC.

                                        By

Name:

Title:

     EXHIBIT C-1 TO
REVOLVING
CREDIT AGREEMENT

                            FORM OF REVOLVING LOAN
                                     NOTE
                                   MBIA INC.

US $[amount of Lender's                                      New York, New York
Commitment]                                                              , 199_

          FOR VALUE RECEIVED, the undersigned, MBIA INC., a Connecticut corporation ("MBIA"), hereby promises to pay to the order of [name of Lender] (the "Lender") at the office of its [address of payment office], in lawful money of the United States of America in immediately available funds, the principal sum of [amount of Lender's Commitment] (US $ ) or, if less, the aggregate unpaid principal amount of the Revolving Loans (as defined in the hereinafter referred to Revolving Credit Agreement) outstanding and payable to the Lender by MBIA under the Revolving Credit Agreement dated as of February 15, 1991 among MBIA, Credit Suisse, New York Branch, as Agent, and the Lenders party thereto (as amended from time to time, the "Revolving Credit Agreement") in the amounts and on the dates set out in the Revolving Credit Agreement. MBIA also promises to pay interest on the unpaid principal amount of each Revolving Loan payable to the Lender from the date on which such Revolving Loan is made until such Revolving Loan is repaid in full at such interest rates and payable on such dates as are determined pursuant to the Revolving Credit Agreement.

          If any payment on this Revolving Loan Note shall be specified to be made upon a day which is not a Business Day (as defined in the Revolving Credit Agreement), it shall be made on the next succeeding Business Day (or, if earlier, on the Expiration Date as defined in the Agreement), and such extension of time shall in such case be included in computing interest, if any, in connection with such payment; provided, however, that, IN THE EVENT that the
                              --------
day on which any such payment relating to the principal of Revolving Loans bearing interest by reference to the Quoted Rate is due is not a Business Day but is a day of the month after which no further Business Day occurs in such month, then the due date thereof shall be the next preceding Business Day.

          The Lender is authorized to record the date and amount of each advance of and each payment, prepayment and conversion with respect the Revolving Loans payable to such Lender on the grid attached hereto or on a continuation thereof which shall be attached hereto and made a part hereof, and any such notation shall constitute prima facie evidence of the accuracy of the information so
                 -----------
recorded; provided that the failure to make any such notations shall not affect the validity of MBIA's obligations hereunder.

          Presentment, demand, protest and notice of dishonor are hereby waived by the undersigned.

          This Revolving Loan Note evidences Revolving Loans under, and is entitled to the benefits and subject to the provisions of, the Revolving Credit Agreement and the other Loan Documents (as defined therein). The Revolving Credit Agreement, among other things, contains provisions with respect to the acceleration of the MATURITY OF THIS Revolving Loan Note upon the happening of certain stated events, and for mandatory and optional prepayments of the principal of this Revolving Loan Note prior to maturity, all upon the terms and conditions specified therein.

          This Revolving Loan Note shall be construed in accordance with and governed by the laws of the State of New York.

MBIA INC.

By

Name: Title:

GRID

                                  Unpaid
                                  Principal       Principal
Amount                Type of     Paid or         Amount of    Notation
Date of Loan          Loan        Prepaid         Note         Made by
------------

           EXHIBIT C-2 TO
REVOLVING
CREDIT AGREEMENT

                               FORM OF TERM LOAN
                               -----------------
                                     NOTE
                                     ----

                                   MBIA INC.

  US $[amount of Lender's                                    New York, New York
     share of Term Loan]                                     ,199
Due [Designated Maturity Date]

          FOR VALUE RECEIVED, the undersigned, MBIA INC., a Connecticut corporation ("MBIA"), hereby promises to pay to the order of [name of Lender] (the "Lender") AT THE OFFICE OF ITS [ADDRESS OF payment office], on [Designated Maturity Date] IN LAWFUL MONEY of the United States of AMERICA IN IMMEDIATELY AVAILABLE FUNDS, the principal sum of [amount of Lender's share of Term Loan] (US $ ) or, if less, the aggregate unpaid principal balance of this Term Note. MBIA also promises to pay interest on the unpaid principal amount of the Term Loan evidenced hereby from THE DATE ON which such Term Loan is made until such Term Loan is repaid in full at such interest rates and payable on such dates as are determined pursuant to the Revolving Credit Agreement dated as of February 15, 1991 among MBIA, Credit Suisse, New York Branch, as Agent, and the Lenders party thereto (as amended from time to time, the "Revolving Credit Agreement").

          If any payment on this Term Loan Note shall be specified to be made upon a day which is not a Business Day (as defined in the Revolving Credit Agreement), it shall be made on the next succeeding Business Day (or, if earlier, on the Expiration Date as defined in the Agreement), and such extension of time SHALL IN such case be included in computing interest, if any, IN CONNECTION with such payment; provided, however, that, in the event that the
                                 --------
day on which any such payment relating to the principal of Term Loans bearing interest by reference to the Quoted Rate is due is not a Business Day but is a day of the month after which no further Business Day occurs in such month, then the due date thereof shall be the next preceding Business Day.

          The Lender is authorized to record the date and amount of each advance of and each payment, prepayment and conversion with respect the Term Loans payable to such Lender on the grid attached hereto or on a continuation thereof which shall be attached hereto and made a part hereof, and any such notation shall constitute prima facie evidence of the accuracy of the information so
                 -----------
recorded; provided that the failure to make any such notations shall not affect the validity of MBIA's obligations hereunder .

          Presentment, demand, protest and notice of dishonor are hereby waived by the undersigned.

          This Term Loan Note evidences a Term Loan under, and is entitled to the benefits and subject to the provisions of, the Revolving Credit Agreement and the other Loan Documents (as defined therein). The Revolving Credit Agreement, among other things, contains provisions with respect to the acceleration of the maturity of this Term Loan Note upon the happening of certain stated events, and for mandatory and optional prepayments of the principal of this Term Loan Note prior to maturity, all upon the terms and conditions specified therein.

          This Term Loan Note shall be construed in accordance with and governed by the laws of the State of New York.

MBIA INC.

By
-

Name:

Title:

                                     C-2-2

GRID

                                  Unpaid
                                  Principal       Principal
Amount                Type of     Paid or         Amount of    Notation
Date of Loan          Loan        Prepaid         Note         Made by
------------